UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2012

Sigma-Aldrich Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri 63103

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02	Results of Operations and Financial Condition.

On April 24, 2012, Sigma-Aldrich Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Section 7 — Regulation FD

Item 7.01	Regulation FD Disclosure.

On April 24, 2012, the Company held a conference call to discuss its financial results for the quarter ended March 31, 2012 and provided a presentation in connection therewith. A copy of the Company’s conference call presentation is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Text of press release dated April 24, 2012. – SIGMA-ALDRICH (NASDAQ: SIAL) REPORTS Q1 2012 DILUTED EPS OF $0.96, WITH DILUTED ADJUSTED EPS OF $0.99. SALES INCREASE 5% FOR Q1 2012. FULL YEAR 2012 DILUTED ADJUSTED EPS OUTLOOK OF $3.90 TO $4.05 REAFFIRMED.

99.2	Presentation materials from conference call dated April 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION

Date: April 24, 2012	By	/s/ Michael F. Kanan
Michael F. Kanan Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description

99.1	Text of press release dated April 24, 2012.

99.2	Presentation materials from conference call dated April 24, 2012.